Exhibit 10(i)



March 5, 1998


C. Martin Sowers
Family Dollar Stores, Inc.
P. O. Box 1017
Charlotte, NC  28201-1017

Re:  Credit Agreement dated as of March 31, 1996 among
     NationsBank, N.A. ("NationsBank"), Family Dollar Stores,
     Inc. ("FDSI") and Family Dollar, Inc. ("FDI") (as amended, the "Credit Agreement")

Dear Marty:

You have requested, on behalf of FDSI and FDI, (i) an extension of the Tranche A Termination Date for an additional period of one year in accordance with Section 2.14 of the Credit Agreement and
(ii) an extension of the Tranche B Termination Date for an additional period of 364 days in accordance with Section 2.15 of the Credit Agreement. NationsBank agrees to such extensions and hereby agrees to amend (a) the date "March 31, 1999" in the definition of "Tranche A Termination Date" to March 31, 2000 and
(b) the date "March 29, 1998" in the definition of "Tranche B Termination Date" to March 28, 1999. Capitalized terms not otherwise defined herein have the same meaning given to such terms in the Credit Agreement.

Except as expressly amended by this letter, the Credit Agreement and all of the other Loan Documents are confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

This amendment shall be effective upon signing by each of the parties to the Credit Agreement and the Guarantors. Please acknowledge your agreement by signing and returning to me the enclosed copy of this letter.

Very truly yours,

NATIONSBANK, N.A.


By:  RICHARD G. PARKHURST, JR.
     RICHARD G. PARKHURST, JR.
     Senior Vice President

C. Martin Sowers
March 5, 1998
Page 2



Acknowledged and Agreed

Family Dollar Stores, Inc.         Family Dollar, Inc.

By:     C. MARTIN SOWERS           By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS           Name:   C. MARTIN SOWERS
Title:  Senior Vice President-     Title:  Senior Vice President-
        Finance                            Finance



Each of the Guarantors below acknowledges and consents to this amendment and ratifies its Guaranty:

Family Dollar Services, Inc.       Family Dollar Operations, Inc.

By:     C. MARTIN SOWERS           By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS           Name:   C. MARTIN SOWERS
Title:  Senior Vice President-     Title:  Senior Vice President-
        Finance                            Finance


Family Dollar Trucking, Inc.

By:     C. MARTIN SOWERS
Name:   C. MARTIN SOWERS
Title:  Senior Vice President-
        Finance